                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by
     Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-12


                 Smith Barney Shearson Telecommunications Trust
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                       2

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                                                        ------------------------
                                                        CITICORP TRUST BANK, fsb
                                                        ------------------------


Date

Client name
Address
Account No.

Telecommunications Income Fund-Liquidation

Dear Shareholder:

What Is Happening

Recently, the Board of Trustees of the Telecommunications Income Fund approved a proposal to liquidate the Fund, subject to shareholder approval. Proxy materials have been mailed to you under separate cover.

What You Need To Do If You Hold Share Certificates

If you hold certificates representing shares of the Fund, please mail them to PFPC Global Fund Services at the address below before March 5, 2004. When PFPC has received your share certificates, your shares will be converted to book-entry form and the certificates will be voided. If shareholders approve the Fund's liquidation and your certificates are not received by PFPC before the liquidation date of the Fund, you will receive your share of the liquidation proceeds pursuant to the procedures set forth in the Fund's Plan of Liquidation and your share certificates will be voided on the liquidation date of the Fund:

                      PFPC Global Fund Services
                      ATTN: Smith Barney Processing Department
                      4400 Computer Drive
                      2AE15
                      Westborough, MA 01581

Questions

Please call your Financial Professional or Smith Barney Shareholder Services at 800-451-2010 with any questions you may have about shareholder certificate matters.

Sincerely,

Smith Barney Shareholder Services, a division of Citicorp Trust Bank, fsb

cc:   Financial Professional




               125 Broad Street o 11th Floor o New York, NY 10001

                                                        ------------------------
                                                        CITICORP TRUST BANK, fsb
                                                        ------------------------


Dear Shareholder:

If you hold shares of the Telecommunications Income Fund in certificate form, please mail your certificates to the address below at your earliest convenience. When PFPC Global Fund Services receives your certificates, your shares will be converted to book-entry form and the certificates will be voided. If shareholders approve the Fund's liquidation and your certificates are not received by PFPC before the liquidation date of the Fund, you will receive your share of the liquidation proceeds pursuant to the procedures set forth in the Fund's Plan of Liquidation and your share certificates will be voided on the liquidation date of the Fund.

                      PFPC Global Fund Services
                      ATTN: Smith Barney Processing Department
                      4400 Computer Drive
                      2AE15
                      Westborough, MA 01581

If you have any questions concerning share certificate matters, please contact your Financial Professional or Smith Barney Shareholder Services at (800) 451-2010.

Sincerely,

Smith Barney Shareholder Services, a division of Citicorp Trust Bank, fsb.



               125 Broad Street o 11th Floor o New York, NY 10001




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                              A L A M O D I R E C T
            CITIGROUP / WO#13815: TOUCH-TONE TELEPHONE VOTING SCRIPT
                            APPLICATION: "New App 4"
         PASSWAVE: X:\PERIPHONICS\TT_SPEECH_FILES\xxxxxx\xxxxxxSSB13815
               REMINDER CALL WAVE: X:\PERIPHONICS\REMINDER_CALLS\
"SMITH BARNEY TELECOMMUNICATIONS TRUST."  (PSID 01) (FID01)
        CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
                          EXPECTED MAIL DATE: xx/xx/xx
             MEETING DATE: Thursday, February 26th, 2004 at 10:00 am
                   TEST CONTROL NUMBER (s): XXX XXXXX XXX XXX
                   ------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OPENING:
------------------------------------------------------------------------------------------------------------------------------------
WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL HEAR:
------------------------------------------------------------------------------------------------------------------------------------
"Welcome! Please enter the control number located in the shaded box on your proxy card."
------------------------------------------------------------------------------------------------------------------------------------

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WHEN THE SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:
------------------------------------------------------------------------------------------------------------------------------------
"This is the automated telephone voting site for the Special Meeting of Shareholders of
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SMITH BARNEY TELECOMMUNICATIONS TRUST - TELECOMMUNICATIONS INCOME FUND."

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
"Proposal 1:               To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
"To hear how you have voted, press 1."      "To cancel your vote, press 2."      "To save how you have voted, press 3."
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
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"Your vote will be saved automatically should you decide to hang up during vote playback."
------------------------------------------------------------------------------------------------------------------------------------
"Your vote has been cast as follows (the shareholder's vote for that proposal is given)"
------------------------------------------------------------------------------------------------------------------------------------
"To hear how you have voted, press 1."    "To cancel your vote, press 2."   "To save how you have voted, press 3."
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:
------------------------------------------------------------------------------------------------------------------------------------
"Your vote has been canceled." "If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:
------------------------------------------------------------------------------------------------------------------------------------
"Your vote has been saved." "If you would like to start the voting process again, press 1 now." "To end this call press 0 now."
------------------------------------------------------------------------------------------------------------------------------------
If the shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above)
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If shareholder elects to end the call he/she will hear:
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"Thank you for voting."
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------------------------------------------------------------------------------------------------------------------------------------
Call is terminated.
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